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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                    May 10, 1996


                       LONG DISTANCE DIRECT HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Nevada                            33-26019-LA                  33-0323376
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 (State or Other Jurisdiction           (Commission                (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

 1 Blue Hill Plaza, Pearl River, New York                             10965
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      (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (914) 620-0765

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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective May 10, 1996, the Company, with the approval of its Board of Directors, retained the accounting firm of Adelman Katz & Mond, New York City, New York, as its independent accounting firm to audit the Company's financial statements for the fiscal year ended December 31, 1995. The Company did not consult with Adelman Katz & Mond or any other accounting firm regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of opinion that might be rendered regarding the Company's financial statements, nor did the Company consult with Adelman Katz & Mond with respect to any accounting disagreement or any reportable event at any time prior to the appointment of such firm.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 10, 1996                          LONG DISTANCE DIRECT HOLDINGS, INC.




                                             By: /s/ MICHAEL PRESTON
                                                --------------------------------
                                                  Michael Preston, Secretary